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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 26, 2003



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

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                           MICHIGAN                                               38-1999511
(State or other jurisdiction of incorporation or organization)       (I.R.S. Employer Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000                                48034-8339
                     SOUTHFIELD, MICHIGAN                                         (Zip Code)
            (Address of Principal Executive Offices)
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       Registrant's telephone number, including area code: (248) 353-2700









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 26, 2003, Credit Acceptance Corporation (the "Company"), issued a press release announcing that it commenced a modified dutch auction tender offer to purchase up to 2,600,000 of its outstanding common stock at a price per share of $12.50 to $17.00. The press release, dated November 26, 2003, is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1     Press Release dated November 26, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT ACCEPTANCE CORPORATION
                                      (Registrant)

                                      By: /s/ Douglas W. Busk
                                      -----------------------
                                      Douglas W. Busk
                                      Chief Financial Officer and Treasurer
                                      November 26, 2003



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                                INDEX OF EXHIBITS

         EXHIBIT NO.                       DESCRIPTION
         -----------                       -----------

            99.1            Press Release dated November 26, 2003.